UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

Michael W. Stockton

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

The Investment Company of America®
Investment portfolio
March 31, 2015
unaudited
Common stocks 93.24% Energy 8.34%	Shares	Value (000)
Apache Corp.	2,150,000	$129,710
Baker Hughes Inc.	3,077,250	195,652
BG Group PLC[1]	8,680,000	106,631
BP PLC[1]	110,680,000	715,103
Cabot Oil & Gas Corp.	16,494,000	487,068
Canadian Natural Resources, Ltd.	21,274,000	652,052
Chesapeake Energy Corp.	27,772,700	393,261
Chevron Corp.	1,516,000	159,150
ConocoPhillips	6,500,000	404,690
Eni SpA[1]	14,657,000	253,682
EOG Resources, Inc.	4,547,200	416,933
Exxon Mobil Corp.	843,000	71,655
Halliburton Co.	1,142,576	50,136
Kinder Morgan, Inc.	8,200,000	344,892
Royal Dutch Shell PLC, Class A (ADR)	8,699,700	518,937
Royal Dutch Shell PLC, Class B1	9,250,000	287,361
Schlumberger Ltd.	2,737,999	228,459
Southwestern Energy Co.[2]	18,850,000	437,131
Spectra Energy Corp	5,550,000	200,743
Suncor Energy Inc.	8,920,746	260,674
		6,313,920
Materials 3.14%
Barrick Gold Corp.	1,725,000	18,906
Dow Chemical Co.	15,955,000	765,521
International Flavors & Fragrances Inc.	2,471,700	290,178
Monsanto Co.	3,310,000	372,507
Newmont Mining Corp.	1,375,000	29,851
Praxair, Inc.	4,880,800	589,308
Rio Tinto PLC[1]	7,717,000	315,255
		2,381,526
Industrials 9.60%
Caterpillar Inc.	1,989,000	159,180
CSX Corp.	24,015,771	795,402
Cummins Inc.	4,510,000	625,266
Danaher Corp.	2,000,000	169,800
Emerson Electric Co.	1,630,000	92,291
General Dynamics Corp.	9,669,200	1,312,400
General Electric Co.	21,875,000	542,719
Illinois Tool Works Inc.	6,400,000	621,696
Lockheed Martin Corp.	1,000,000	202,960
Nielsen NV	6,967,000	310,519
Precision Castparts Corp.	3,062,581	643,142
R.R. Donnelley & Sons Co.	9,169,400	175,961
Rockwell Automation	350,000	40,596
Union Pacific Corp.	4,887,800	529,398
The Investment Company of America — Page 1 of 7

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
United Parcel Service, Inc., Class B	1,700,000	$164,798
United Technologies Corp.	3,871,852	453,781
Waste Management, Inc.	7,900,000	428,417
		7,268,326
Consumer discretionary 11.08%
Amazon.com, Inc.[2]	3,158,900	1,175,427
Comcast Corp., Class A	9,593,400	541,739
Comcast Corp., Class A, special nonvoting shares	6,000,000	336,390
DIRECTV[2]	1,026,604	87,364
Ford Motor Co.	9,500,000	153,330
General Motors Co.	22,128,309	829,811
Hasbro, Inc.[3]	6,405,000	405,052
Home Depot, Inc.	10,100,000	1,147,461
Johnson Controls, Inc.	22,272,000	1,123,400
Las Vegas Sands Corp.	13,341,000	734,289
News Corp., Class A2	1,860,000	29,779
NIKE, Inc., Class B	1,400,200	140,482
Ralph Lauren Corp., Class A	1,813,000	238,409
Time Warner Inc.	8,104,000	684,302
Toyota Motor Corp.[1]	5,090,000	355,239
Twenty-First Century Fox, Inc., Class A	3,414,325	115,541
Wynn Resorts, Ltd.	2,366,300	297,870
		8,395,885
Consumer staples 9.71%
Altria Group, Inc.	31,979,377	1,599,609
Anheuser-Busch InBev NV1	1,008,000	123,304
Coca-Cola Co.	15,744,600	638,444
ConAgra Foods, Inc.	14,255,100	520,739
General Mills, Inc.	3,920,000	221,872
Kellogg Co.	1,000,000	65,950
Kraft Foods Group, Inc.	6,124,722	533,555
Mead Johnson Nutrition Co.	3,730,000	374,977
Mondelez International, Inc.	11,825,000	426,764
PepsiCo, Inc.	5,220,000	499,136
Philip Morris International Inc.	24,030,019	1,810,181
Procter & Gamble Co.	2,165,000	177,400
Reynolds American Inc.	3,933,332	271,046
SABMiller PLC[1]	1,730,380	90,549
		7,353,526
Health care 17.45%
Abbott Laboratories	6,635,000	307,400
AbbVie Inc.	30,168,000	1,766,035
Aetna Inc.	1,990,000	211,995
Alexion Pharmaceuticals, Inc.[2]	3,207,000	555,773
Amgen Inc.	22,766,703	3,639,257
Bayer AG1	4,181,500	628,292
Express Scripts Holding Co.[2]	1,241,674	107,740
Gilead Sciences, Inc.[2]	28,027,605	2,750,349
Humana Inc.	2,159,197	384,380
Johnson & Johnson	600,000	60,360
Medtronic PLC	7,465,000	582,195
Merck & Co., Inc.	2,800,000	160,944
The Investment Company of America — Page 2 of 7

unaudited
Common stocks Health care (continued)	Shares	Value (000)
Novartis AG1	4,345,000	$429,673
St. Jude Medical, Inc.	5,769,354	377,316
Stryker Corp.	3,688,960	340,307
Thermo Fisher Scientific Inc.	1,282,000	172,224
UnitedHealth Group Inc.	6,265,223	741,113
		13,215,353
Financials 4.61%
American International Group, Inc.	13,028,000	713,804
Barclays PLC[1]	74,200,000	266,244
BB&T Corp.	4,730,000	184,423
Berkshire Hathaway Inc., Class B2	1,335,000	192,667
Citigroup Inc.	4,950,000	255,024
CME Group Inc., Class A	2,300,000	217,833
Credit Suisse Group AG1	6,540,366	176,078
Crown Castle International Corp.	2,246,200	185,401
HSBC Holdings PLC (ADR)	1,529,416	65,138
HSBC Holdings PLC (GBP denominated)[1]	4,869,240	41,438
HSBC Holdings PLC (HKD denominated)[1]	15,000,000	128,710
JPMorgan Chase & Co.	3,150,000	190,827
Prudential PLC[1]	2,000,000	49,520
Société Générale[1]	4,044,877	195,559
U.S. Bancorp	14,365,000	627,320
		3,489,986
Information technology 15.28%
Accenture PLC, Class A	8,646,460	810,087
Adobe Systems Inc.[2]	3,130,000	231,432
Apple Inc.	7,390,000	919,538
ASML Holding NV1	3,580,000	364,780
Automatic Data Processing, Inc.	2,873,043	246,047
Avago Technologies Ltd.	3,200,000	406,336
Broadcom Corp., Class A	1,900,000	82,260
Cisco Systems, Inc.	2,725,000	75,006
Google Inc., Class A2	1,626,980	902,486
Google Inc., Class C2	1,898,280	1,040,257
Hewlett-Packard Co.	7,700,000	239,932
Intel Corp.	4,840,000	151,347
International Business Machines Corp.	924,741	148,421
Intuit Inc.	1,950,000	189,072
KLA-Tencor Corp.	6,026,900	351,308
Linear Technology Corp.	2,000,000	93,600
Microsoft Corp.	12,447,100	506,037
Motorola Solutions, Inc.	1,842,396	122,833
Nintendo Co., Ltd.[1]	470,000	69,168
Oracle Corp.	40,732,300	1,757,599
salesforce.com, inc.[2]	3,895,000	260,225
Samsung Electronics Co., Ltd.[1]	258,000	334,446
Texas Instruments Inc.	26,675,773	1,525,454
Western Union Co.[3]	35,700,000	742,917
		11,570,588
The Investment Company of America — Page 3 of 7

unaudited
Common stocks Telecommunication services 5.85%	Shares	Value (000)
AT&T Inc.	23,493,000	$767,046
CenturyLink, Inc.	18,833,202	650,687
SoftBank Corp.[1]	8,584,000	498,984
Verizon Communications Inc.	51,641,795	2,511,341
		4,428,058
Utilities 3.27%
Dominion Resources, Inc.	7,123,824	504,865
Exelon Corp.	35,316,000	1,186,971
FirstEnergy Corp.	5,406,825	189,563
NextEra Energy, Inc.	300,000	31,215
NRG Energy, Inc.	10,674,458	268,890
Sempra Energy	2,705,000	294,899
		2,476,403
Miscellaneous 4.91%
Other common stocks in initial period of acquisition		3,717,292
Total common stocks (cost: $46,428,855,000)		70,610,863
Bonds, notes & other debt instruments 0.03% U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%	Principal amount (000)
U.S. Treasury 0.25% 2015	$22,000	22,007
U.S. Treasury 4.25% 2015	4,000	4,062
		26,069
Total bonds, notes & other debt instruments (cost: $26,054,000)		26,069
Short-term securities 6.50%
Army and Air Force Exchange Service 0.12% due 5/26/2015[4]	32,200	32,192
CAFCO, LLC 0.12%–0.18% due 4/20/2015–5/7/2015	73,000	72,992
Caterpillar Financial Services Corp. 0.10% due 4/14/2015	37,900	37,898
Chevron Corp. 0.10%–0.15% due 4/10/2015–5/20/2015[4]	226,100	226,081
Ciesco LLC 0.24% due 6/8/2015	25,000	24,991
Coca-Cola Co. 0.16%–0.24% due 4/2/2015–7/20/2015[4]	142,500	142,465
Emerson Electric Co. 0.11%–0.12% due 5/19/2015–6/18/2015[4]	94,500	94,481
ExxonMobil Corp. 0.12% due 5/11/2015–5/14/2015	182,000	181,970
Fannie Mae 0.08%–0.21% due 4/15/2015–1/4/2016	799,100	798,606
Federal Farm Credit Banks 0.09%–0.15% due 5/11/2015–8/27/2015	434,900	434,811
Federal Home Loan Bank 0.08%–0.20% due 4/6/2015–11/25/2015	1,199,450	1,199,010
Freddie Mac 0.07%–0.21% due 4/1/2015–1/5/2016	840,300	839,926
General Electric Capital Corp. 0.18%–0.21% due 4/21/2015–6/15/2015	193,000	192,969
John Deere Capital Corp. 0.11% due 4/8/2015–4/20/2015[4]	77,500	77,497
Jupiter Securitization Co., LLC 0.25%–0.27% due 4/27/2015–8/14/2015[4]	115,000	114,946
Microsoft Corp. 0.10% due 4/22/2015[4]	50,000	49,998
PepsiCo Inc. 0.09%–0.10% due 4/7/2015–5/21/2015[4]	208,670	208,647
Precision Castparts Corp. 0.11% due 5/20/2015[4]	20,000	19,995
Private Export Funding Corp. 0.13%–0.19% due 4/13/2015–6/1/2015[4]	71,300	71,286
United Technologies Corp. 0.12% due 6/25/2015[4]	25,000	24,988
The Investment Company of America — Page 4 of 7

unaudited
Short-term securities	Principal amount (000)	Value (000)
Walt Disney Co. 0.11% due 5/21/2015[4]	$25,000	$24,996
Wells Fargo Bank, N.A. 0.00% due 8/7/2015	50,000	50,009
Total short-term securities (cost: $4,920,559,000)		4,920,754
Total investment securities 99.77% (cost: $51,375,468,000)		75,557,686
Other assets less liabilities 0.23%		172,827
Net assets 100.00%		$75,730,513
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. Further details on these holdings and related transactions during the three months ended March 31, 2015, appear below.
	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 3/31/2015 (000)
Western Union Co.	35,700,000	—	—	35,700,000	$5,534	$742,917
Hasbro, Inc.	6,405,000	—	—	6,405,000	2,754	405,052
					$8,288	$1,147,969

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $6,736,249,000, which represented 8.90% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,087,572,000, which represented 1.44% of the net assets of the fund.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
The Investment Company of America — Page 5 of 7

unaudited
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may
The Investment Company of America — Page 6 of 7

unaudited
transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2015 (dollars in thousands):
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Energy	$4,951,143	$1,362,777	$—	$6,313,920
Materials	2,066,271	315,255	—	2,381,526
Industrials	7,268,326	—	—	7,268,326
Consumer discretionary	8,040,646	355,239	—	8,395,885
Consumer staples	7,139,673	213,853	—	7,353,526
Health care	12,157,388	1,057,965	—	13,215,353
Financials	2,632,437	857,549	—	3,489,986
Information technology	10,802,194	768,394	—	11,570,588
Telecommunication services	3,929,074	498,984	—	4,428,058
Utilities	2,476,403	—	—	2,476,403
Miscellaneous	2,411,060	1,306,232	—	3,717,292
Bonds, notes & other debt instruments	—	26,069	—	26,069
Short-term securities	—	4,920,754	—	4,920,754
Total	$63,874,615	$11,683,071	$—	$75,557,686
*	Securities with a value of $6,736,249,000, which represented 8.90% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$25,733,253
Gross unrealized depreciation on investment securities	(1,552,286)
Net unrealized appreciation on investment securities	24,180,967
Cost of investment securities	51,376,719

Key to abbreviations
ADR = American Depositary Receipts
GBP = British pounds
HKD = Hong Kong dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-004-0515O-S42179	The Investment Company of America — Page 7 of 7

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in our internal control over financial reporting during the quarter ended March 31, 2015, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the The Investment Company of America’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the The Investment Company of America’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: May 29, 2015

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: May 29, 2015